MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND OF
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST

Supplement dated August 24, 2001 to Prospectus and Statement of Additional
                     Information dated December 27, 2000

         The Fund has amended its investment policies to provide that under normal circumstances, at least 80% of its assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Accordingly, the Fund's name is changed to "Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust."



Code #10327-12-00
Code #10328-12-00